UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2015

SunEdison Semiconductor Limited
(Exact Name of Registrant as Specified in its Charter)

Singapore (State or other jurisdiction of incorporation or organization)	001-36460 (Commission File Number)	N/A (I.R.S. Employer Identification Number)

11 Lorong 3 Toa Payoh, Singapore (Address of principal executive offices)	319579 (Zip Code)

(65) 6681-9300 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    Resignation of Director
On April 27, 2015, Mr. Brian Wuebbels delivered notice to SunEdison Semiconductor Limited (the “Company”) of his resignation as a member of the Company’s Board of Directors, effective immediately. His resignation did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNEDISON SEMICONDUCTOR LIMITED
Date:	April 29, 2015	By:	/s/ Jeffrey L. Hall
Name: Jeffrey L. Hall Title: Executive Vice President Finance & Administration and Chief Financial Officer (Principal Financial Officer)